UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2007
                         -----------------------------------------------------

Date of reporting period:  December 1, 2006 - November 30, 2007
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            PHILADELPHIA FUND, INC.


PRESIDENT'S LETTER - January 7, 2008

Dear shareholders,

   The last half of our fiscal year saw the stock market imitate a rollercoaster. High energy pricing combined with slipping housing prices have the economic forecasters wringing their hands over this year's probable path.

   The forecasts range from slow growth to a recession. We believe that a slow growth economy is more likely. We expect the low dollar to stimulate exports enough to mitigate lessened activity from lower housing prices.

   We repositioned the portfolio to take advantage of significant developing opportunities. We have made widespread changes in the portfolio.

   We eliminated our positions in three banks: Fifth Third Bancorp, Regions Financial Corporation, and Wells Fargo & Company. We sold Johnson & Johnson, McDonald's Corporation, Hawaiian Electric Industries, Energy East Corporation, Corn Products International, and Idearc Inc. We reduced our positions in Sempra Energy Corporation and Occidental Petroleum Corporation by over one half. We trimmed one third of our shares of Costco Wholesale Corp.

   We took profits on 43 percent of our holdings in Deere & Co., Chevron Corporation, and United Health Group, Inc. We likewise took profits on 25 percent of our shares in Marathon Oil Corporation, Southern Company, and FirstEnergy Corporation.

   We cut our holdings in TECO Energy, Inc. by 15,000 shares to 140,000 shares. Washington Post Company came down by 1,000 shares and Verizon Communications, Inc. was reduced by 10,000 shares.

   Some of the money from these transactions we invested in well known companies. We believe that adding Anheuser-Busch Co., Coca-Cola Co., General Electric Co., International Paper Co, Proctor & Gamble Co., and Weyerhaeuser Co., better positions us.

   The anxiety caused by the downturn in housing and its future effect on the economy encouraged us to take a large capital gain of $1.456 per share. The economy's mixed performance and market uncertainty guided us to take some profits.

   With 22.2% of our portfolio in short term investments, we can move quickly as opportunities present themselves in 2008.

                                        Very truly yours,

                                        /s/ Donald H. Baxter

                                        Donald H. Baxter
                                        President

Comparison of the change in value of a $10,000 investment in Philadelphia Fund and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.

              PHILADELPHIA   S&P 500
              FUND           INDEX*
11/30/97      $10,000        $10,000
11/30/98      $11,231        $12,366
11/30/99      $11,900        $14,950
11/30/00      $11,677        $14,319
11/30/01      $11,417        $12,569
11/30/02      $10,461        $10,493
11/30/03      $11,798        $12,077
11/30/04      $14,562        $13,630
11/30/05      $15,958        $14,781
11/30/06      $17,832        $16,884
11/30/07      $19,354        $18,188


Average Annual Total Returns as of 11/30/07

        1 Year   5 Years   10 Years
        ------   -------   --------
         8.54%    13.09%     6.83%



The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The Fund's annual operating expense ratio for the fiscal year ended November 30, 2007 was 1.50%.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.












PORTFOLIO SUMMARY BY INDUSTRY - NOVEMBER 30, 2007

                               % of Total                          % of Total
                               Net Assets                          Net Assets
                               ----------                          ----------

Short-Term Corporate Notes        22.2%     Retail Specialty           3.2%
Electric Utilities                16.7      Health Care Plans          2.6
Telecommunications                 6.8      Natural Gas Utilities      2.6
Banks                              5.9      Paper & Related Products   2.4
Oil & Gas Operations               5.7      Natural Gas Distribution   1.8
Conglomerate                       4.6      Publishing                 1.5
Personal & Household Products      4.4      Soft Drinks                0.7
Forest Products                    4.3      Brewers                    0.6
Construction/Agriculture Machinery 4.1                               -----
Chemicals-Diversified              4.0      Total Investments        100.8
Pharmaceuticals                    3.5      Liabilities in Excess
Food Processing                    3.2         of other assets        (0.8)
                                                                     -----
                                            Total Net Assets         100.0
                                                                     =====

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2007

Shares                                                               Value
-------                                                          -------------
                              COMMON STOCKS-78.6%

                                  BANKS-5.9%
 70,000  Bank of America Corp.  . . . . . . . . . . . . . .      $   3,229,100
 40,000  Wachovia Corp.   . . . . . . . . . . . . . . . . .          1,720,000
                                                                 -------------
                                                                     4,949,100
                                                                 -------------
                                 BREWERS-.6%
 10,000  Anheuser Busch Companies, Inc.   . . . . . . . . .            527,200
                                                                 -------------
                          CHEMICALS-DIVERSIFIED-4.0%
 80,000  Dow Chemical Co.   . . . . . . . . . . . . . . . .          3,355,200
                                                                 -------------
                               CONGLOMERATE-4.6%
100,000  General Electric Co.   . . . . . . . . . . . . . .          3,829,000
                                                                 -------------
                    CONSTRUCTION/AGRICULTURE MACHINERY-4.1%
 20,000  Deere & Co.  . . . . . . . . . . . . . . . . . . .          3,436,000
                                                                 -------------
                           ELECTRIC UTILITIES-16.7%
 30,000  American Electric Power Co., Inc.  . . . . . . . .          1,430,100
124,800  Duke Energy Corp.  . . . . . . . . . . . . . . . .          2,469,792
 30,000  FirstEnergy Corp.  . . . . . . . . . . . . . . . .          2,056,800
 70,000  Progress Energy, Inc.  . . . . . . . . . . . . . .          3,417,400
 60,000  Southern Company . . . . . . . . . . . . . . . . .          2,257,200
140,000  TECO Energy Inc.   . . . . . . . . . . . . . . . .          2,424,800
                                                                 -------------
                                                                    14,056,092
                                                                 -------------
                             FOREST PRODUCTS-4.3%
 50,000  Weyerhaeuser Co.   . . . . . . . . . . . . . . . .          3,659,000
                                                                 -------------
                             FOOD PROCESSING-3.2%
 50,000  Kellogg Co.  . . . . . . . . . . . . . . . . . . .          2,702,000
                                                                 -------------
                            HEALTH CARE PLANS-2.6%
 40,000  United Health Group Incorporated . . . . . . . . .          2,200,000
                                                                 -------------
                         NATURAL GAS DISTRIBUTION-1.8%
 62,400  Spectra Energy Corp.   . . . . . . . . . . . . . .          1,537,536
                                                                 -------------
                          NATURAL GAS UTILITIES-2.6%
 35,000  Sempra Energy  . . . . . . . . . . . . . . . . . .          2,191,700
                                                                 -------------
                           OIL & GAS OPERATIONS-5.7%
 20,000  Chevron Corporation  . . . . . . . . . . . . . . .          1,755,400
 30,000  Marathon Oil Corp.   . . . . . . . . . . . . . . .          1,677,000
 20,000  Occidental Petroleum Corp.   . . . . . . . . . . .          1,395,400
                                                                 -------------
                                                                     4,827,800
                                                                 -------------
                         PAPER & RELATED PRODUCTS-2.4%
 60,000  International Paper Co.  . . . . . . . . . . . . .          2,025,000
                                                                 -------------
                      PERSONAL & HOUSEHOLD PRODUCTS-4.4%
 50,000  Procter & Gamble Co.   . . . . . . . . . . . . . .          3,700,000
                                                                 -------------


Shares                                                               Value
-------                                                          -------------
                             PHARMACEUTICALS-3.5%
100,000  Bristol-Myers Squibb Company . . . . . . . . . . .      $   2,963,000
                                                                 -------------
                                PUBLISHING-1.5%
  1,500  Washington Post Co. Class "B"  . . . . . . . . . .          1,209,750
                                                                 -------------
                             RETAIL SPECIALTY-3.2%
 40,000  Costco Wholesale Corp.   . . . . . . . . . . . . .          2,696,000
                                                                 -------------
                                SOFT DRINKS-.7%
 10,000  Coca Cola Co.  . . . . . . . . . . . . . . . . . .            621,000
                                                                 -------------
                            TELECOMMUNICATIONS-6.8%
 60,000  AT&T Corp.   . . . . . . . . . . . . . . . . . . .          2,292,600
 80,000  Verizon Communications Inc.  . . . . . . . . . . .          3,456,800
                                                                 -------------
                                                                     5,749,400
                                                                 -------------
Total Value of Common Stocks (cost $47,047,944) . . . . . .         66,234,778
                                                                 -------------
Principal
 Amount
---------
                       SHORT-TERM CORPORATE NOTES-22.2%
$3,100M  AIG Funding, Inc.,
           4.260%, due 12/03/2007 . . . . . . . . . . . . .          3,099,277
 4,000M  American Express Credit Corp.
           4.363%, due 12/06/2007 . . . . . . . . . . . . .          3,997,611
 1,800M  Prudential Funding LLC
           4.414%, due 12/03/2007 . . . . . . . . . . . . .          1,799,565
 1,800M  Prudential Funding LLC
           4.362%, due 12/03/2007 . . . . . . . . . . . . .          1,799,570
 4,000M  Toyota Motors Credit Corp.
           4.313%, due 12/06/2007 . . . . . . . . . . . . .          3,997,639
 4,000M  U.S. Bancorp.,
           4.404%, due 12/03/2007 . . . . . . . . . . . . .          4,000,000
                                                                 -------------
Total Value of Short-Term Corporate
   Notes (Cost $18,693,662) . . . . . . . . . . . . . . . .         18,693,662

Total Value of Investments
   (Cost $65,741,606)#  . . . . . . . . . . . . . .  100.8%         84,928,440

Excess of liabilities over other assets . . . . . .    (.8)           (704,704)
                                                     -----       -------------
Net Assets  . . . . . . . . . . . . . . . . . . . .  100.0%      $  84,223,736
                                                     =====       =============

# Aggregate cost for tax purposes is $65,741,606.


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2007

ASSETS
    Investments in securities, at value
     (identified cost $65,741,606) (Note 1A) . . . .             $  84,928,440
    Cash . . . . . . . . . . . . . . . . . . . . . .                   331,341
    Dividends and interest receivable  . . . . . . .                   209,731
    Other assets . . . . . . . . . . . . . . . . . .                     5,434
                                                                 -------------
          TOTAL ASSETS . . . . . . . . . . . . . . .                85,474,946


LIABILITIES
    Payables:
      Investment securities purchased  . . . . . . .  $1,149,418
      Capital shares redeemed  . . . . . . . . . . .       2,587
    Accrued advisory, administrative
     and 12b-1 fees  . . . . . . . . . . . . . . . .      80,714
    Other accrued expenses . . . . . . . . . . . . .      18,491
                                                      ----------
          TOTAL LIABILITIES  . . . . . . . . . . . .                 1,251,210
                                                                 -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . .             $  84,223,736
                                                                 =============

NET ASSETS CONSIST OF:
    Capital paid-in  . . . . . . . . . . . . . . . .             $  49,769,646
    Undistributed net investment income  . . . . . .                   352,701
    Accumulated net realized gain on investments . .                14,914,555
    Net unrealized appreciation in value of
     investments . . . . . . . . . . . . . . . . . .                19,186,834
                                                                 -------------


NET ASSETS FOR 10,288,325 SHARES OUTSTANDING . . . .             $  84,223,736
                                                                 =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE ($84,223,736 / 10,288,325 SHARES) .                     $8.19
                                                                         =====

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2007

INVESTMENT INCOME
    Dividends . . . . . . . . . . . . . . . .   $ 2,135,154
    Interest  . . . . . . . . . . . . . . . .       461,953
                                                -----------

         Total income . . . . . . . . . . . .                 $ 2,597,107

EXPENSES (Notes 3 and 5):
    Investment advisory fee . . . . . . . . .       642,287
    Administrative fee  . . . . . . . . . . .       214,096
    Distribution plan expenses  . . . . . . .       128,458
    Professional fees . . . . . . . . . . . .        76,510
    Director fees and expenses  . . . . . . .        49,099
    Fund accounting agent's fees  . . . . . .        37,595
    Transfer agent and dividend disbursing
     agent's fees and expenses  . . . . . . .        36,504
    Custodian fees  . . . . . . . . . . . . .        28,621
    Chief compliance officer fees . . . . . .        15,035
    Insurance expense . . . . . . . . . . . .        14,185
    Registration expenses . . . . . . . . . .        12,566
    Other expenses  . . . . . . . . . . . . .        31,374
                                                -----------
         Total expenses . . . . . . . . . . .     1,286,330
         Less: Fees paid indirectly . . . . .         5,547
                                                -----------
         Net expenses . . . . . . . . . . . .                   1,280,783
                                                              -----------
         Net Investment Income  . . . . . . .                   1,316,324

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 4):
  Net realized gain on investments  . . . . .    14,925,339
  Net unrealized depreciation of
   investments  . . . . . . . . . . . . . . .    (9,250,664)
                                                -----------
         Net gain on investments  . . . . . .                   5,674,675
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . .                 $ 6,990,999
                                                              ===========

                       See notes to financial statements

PHILADELPHIA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2007 AND 2006

                                                       2007            2006
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

   OPERATIONS
     Investment income-net . . . . . . . . . . . . $  1,316,324   $  1,680,377
     Net realized gain on investments  . . . . . .   14,925,339      3,050,085
     Net unrealized appreciation (depreciation)
      of investments . . . . . . . . . . . . . . .   (9,250,664)     4,771,433
                                                   -------------  -------------
         Net increase in net assets resulting
          from operations  . . . . . . . . . . . .    6,990,999      9,501,895

   DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income ($0.152 and $0.131
      per share, respectively) . . . . . . . . . .   (1,627,930)    (1,448,610)
     Net realized gain on investments ($0.285
      and $0.78 per share, respectively) . . . . .   (3,054,151)    (8,296,818)

CAPITAL SHARE TRANSACTIONS
     Increase (decrease) in net assets resulting
      from capital share transactions (Note 2) . .   (3,967,968)       142,727
                                                   -------------  -------------

         Net decrease in net assets  . . . . . . .   (1,659,050)      (100,806)

NET ASSETS
     Beginning of year . . . . . . . . . . . . . .   85,882,786     85,983,592
                                                   -------------  -------------

     End of year (including undistributed net
      investment income of $352,701 and $664,307,
      respectively)  . . . . . . . . . . . . . . . $ 84,223,736   $ 85,882,786
                                                   =============  =============

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long-term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price on November 30, 2007, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations acquired at par are stated at cost which, when combined with interest receivable, approximates fair value. Short-term obligations acquired at a discount are stated at amortized cost which approximates fair value.

                            PHILADELPHIA FUND, INC.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.
   C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations are recorded on the ex-dividend date.
   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.
   E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discounts. Estimated expenses are accrued daily.
   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK
   As of November 30, 2007, 30,000,000 shares of $1.00 par value capital stock were authorized. Transactions in shares of capital stock were as follows:






                                      2007                      2006
                            ------------------------    ---------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------    ---------  ----------
Shares sold . . . . . . .       81,756   $   654,380      194,840  $ 1,460,816
Shares issued in
 reinvestment of
 distributions  . . . . .      487,134     3,824,136    1,087,943    7,965,868
Shares redeemed . . . . .   (1,054,579)   (8,446,484)  (1,210,632)  (9,283,957)
                            ----------   -----------    ---------  ----------
Net increase
 (decrease) . . . . . . .     (485,689)  $(3,967,968)      72,151  $  142,727
                            ==========   ===========    =========  ==========

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.
   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.
   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

                            PHILADELPHIA FUND, INC.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.
   During the year ended November 30, 2007, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $31,100. The
Fund's custodian provided credits in the amount of $5,547 against custodian charges based on the uninvested cash balances of the Fund. A director and former officer of the Fund receives a monthly pension from the Fund which amounts to $12,500 annually.
   The Fund's Chief Compliance Officer ("CCO") is also an employee of BFC and a Vice President of the Fund. For the year ended November 30, 2007, the Fund's CCO salary expense amounted to $15,035.

4. INVESTMENT TRANSACTIONS
   For the year ended November 30, 2007, purchases and sales of securities (other than U.S. Government obligations and short-term notes) aggregated $44,968,107 and $60,540,967, respectively.
   The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5. DISTRIBUTION PLAN
   Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. At its discretion, BFC may make payments to registered broker-dealers and members of the Financial Industry Regulatory Authority (FINRA)for providing Fund shareholders with similar services.
   The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.
   Until further notice, BFC has agreed to reduce the Fund's 12b-1 fees to .15% of the Fund's average net assets.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
   The tax character of distributions paid during the years ended November 30, 2007 and 2006 were as follows:

                                                    2007         2006
                                                 ----------   ----------
Distributions paid from:
   Ordinary income . . . . . . . . . . . . . .   $1,627,930   $1,448,610
   Long-term capital gains . . . . . . . . . .    3,054,151    8,296,818
                                                 ----------   ----------
                                                 $4,682,081   $9,745,428
                                                 ==========   ==========

                            PHILADELPHIA FUND, INC.

   As of November 30, 2007, the components of net assets on a tax basis were as follows:

   Undistributed income . . . . . . . . . . . . . . . . . $   352,701
   Undistributed long-term gain . . . . . . . . . . . . .  14,914,555
   Gross unrealized appreciation  . . . . . . . . . . . .  19,256,370
   Gross unrealized depreciation  . . . . . . . . . . . .     (69,536)
   Capital paid-in  . . . . . . . . . . . . . . . . . . .  49,769,646
                                                          -----------
   Total  . . . . . . . . . . . . . . . . . . . . . . . . $84,223,736
                                                          ===========

7. NEW ACCOUNTING PRONOUNCEMENTS
   In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.
   Recent SEC guidance allows implementing FIN 48 in the Fund's net asset calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund plans to incorporate FIN 48 in its semi-annual report on May 31, 2008. As of November 30, 2007, the Fund does not anticipate a material impact to the financial statements.
   In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). This standard is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of November 30, 2007, the Fund does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of the measurements reported on the statement of changes in net assets for a fiscal period.

8. YEAR-END DISTRIBUTION
   Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $1.491 per share, consisting of $1.456 from realized gains and $.035 from ordinary income, was declared on December 10, 2007. The distribution is payable on December 27, 2007 to shareholders of record on December 26, 2007.

                             FINANCIAL HIGHLIGHTS
        (For A Share of Capital Stock Outstanding Throughout Each Year)



                                             Year Ended November 30,
                                     ---------------------------------------
SELECTED PER-SHARE DATA               2007    2006    2005    2004    2003
-----------------------              ------  ------  ------  ------  ------

Net Asset Value, Beginning of Year.. $ 7.97  $ 8.03  $ 7.80  $ 6.51  $ 6.06
                                     ------  ------  ------  ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............   0.12    0.15    0.13    0.11    0.12
Net Realized & Unrealized
  Gains (Loss) on Investments.......   0.54    0.70    0.59    1.39    0.62
                                     ------  ------  ------  ------  ------
Total From Investment Operations....   0.66    0.85    0.72    1.50    0.74
                                     ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...............   0.15    0.13    0.11    0.13    0.12
Net Realized Gains..................   0.29    0.78    0.38    0.08    0.17
                                     ------  ------  ------  ------  ------
Total Distributions.................   0.44    0.91    0.49    0.21    0.29
                                     ------  ------  ------  ------  ------
Net Asset Value, End of Year........   8.19    7.97  $ 8.03  $ 7.80  $ 6.51
                                     ======  ======  ======  ======  ======

TOTAL RETURN (%)....................   8.54   11.74    9.59   23.43   12.78
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).................... $84,224 $85,883 $85,984 $84,875 $74,129

Ratio to Average Net Assets:
  Expenses (%).......................   1.50   1.49    1.52    1.52    1.54
  Net Investment Income (%)..........   1.54   1.96    1.64    1.56    1.99


Portfolio Turnover Rate (%)..........     59     33      26      44      52



                       See notes to financial statements

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Philadelphia Fund, Inc., as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2007 and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc., at November 30, 2007, the results of its operations, the changes in its net assets and its financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.


                                        BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 27, 2007

                            PHILADELPHIA FUND, INC.

INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended November 30, 2007

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, June 1, 2007 through November 30, 2007.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Philadelphia Fund does not charge any sales loads, redemption fees, or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                            BEGINNING       ENDING
                          ACCOUNT VALUE  ACCOUNT VALUE  EXPENSE  EXPENSES PAID
                            06/01/07       11/30/07      RATIO   DURING PERIOD#
                          -------------  -------------  -------  --------------
Actual Fund Return* . . . .  $1,000        $1,000.10      1.50%       $7.52

Hypothetical 5% Return  . .  $1,000        $1,017.55      1.50%       $7.59


* The actual total return for the six-month period ended November 30, 2007 was 0.01%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

                            PHILADELPHIA FUND, INC.

OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800) 749-9933.

INDEPENDENT DIRECTORS

Thomas J. Flaherty,         Director (Since 1989)                    Age: (83)
                            Audit Committee Member (Since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.


Kenneth W. McArthur,        Director (Since 1987)                    Age: (72)
                            Audit Committee Chairman (Since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Robert L. Meyer,            Director (Since 1989)                    Age: (67)
                            Audit Committee Member (Since 2001)

Managing Director, The Roosevelt Investment Group (investment management); Chartered Financial Analyst; formerly, President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.


Donald P. Parson,           Director (Since 1987)                    Age: (66)
                            Audit Committee Member (Since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (publicly registered medical device company); formerly, Chairman of the Board, Syracuse University College of Law.

                            PHILADELPHIA FUND, INC.

INTERESTED PERSONS

Donald H. Baxter,           Director and President (Since 1989)      Age: (64)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe,             Vice President, Secretary,               Age: (64)
                            and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Keith A. Edelman,           Vice President and                       Age (42)
                            Chief Compliance Officer (Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.


Diane M. Sarro,             Vice President (Since 2005)              Age (43)

Director of Shareholder Services, Baxter Financial Corporation, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member FINRA
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC. P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
        1200 North Federal Highway                     FUND, INC.
[LOGO]  Suite 424
        Boca Raton, FL 33432                             ANNUAL
        (561) 395-2155                                   REPORT

                                                    November 30, 2007


The Fund files its complete schedule
of portfolio holdings with the
Securities and Exchange Commission
(SEC) for the first and third
quarters of each fiscal year on Form
N-Q. The Fund's Forms N-Q are available
on the SEC's website at
http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's
Public Reference Room. Information on
the operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0300.


The Fund's proxy voting policies and
procedures and how the Fund voted
proxies relating to portfolio
securities during the most
recent 12-month period ended
June 30, 2007 are available without
charge (i) upon request, by calling
1-800-749-9933; (ii) by writing to the
Fund at the above address; and (iii) on
the SEC's website at www.sec.gov.


                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value - in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics. The registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of this Form N-CSR.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Directors has determined that Mr. Kenneth W. McArthur meets the definition of "audit committee financial expert" as such term is defined in the instructions to Item 3(a) of Form N-CSR. In addition, Mr. McArthur is an "independent" member of the Audit Committee, as defined in the Item 3(a)(2) of Form N-CSR. Mr. McArthur also serves as the Audit Committee Chairman.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

             For the fiscal year ended 11/30/07:  $37,700
             For the fiscal year ended 11/30/06:  $37,600

         (b) Audit-Related Fees. No fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

         (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The preparation of Federal and state income tax returns and Federal excise tax returns comprised the fees disclosed under this category.

             For the fiscal year ended 11/30/07:  $1,400
             For the fiscal year ended 11/30/06:  $1,400


         (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

         (e)(1) The Audit Committee Charter of the Board requires that the Audit Committee (a) pre-approve, and to recommend to the Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to evaluate the independence of the auditors, and, in connection therewith, to receive the auditors' specific representations as to their independence; (b) pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; (c) approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; and (d) establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight.

         (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not applicable.

         (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant other than those described above. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

        (a)(1) The registrant's Code Of Business Ethics for Principal Executive and Financial Officers required by Item 2(a) is attached as an exhibit hereto.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Philadelphia Fund, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 23, 2008
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 23, 2008
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  January 23, 2008
 ---------------------

* Print the name and title of each signing officer under his or her signature.